UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date Of Report (Date Of Earliest Event Reported): August 9, 2004


                          ADC TELECOMMUNICATIONS, Inc.
             (Exact name of registrant as specified in its charter)


        Minnesota                         0-1424                41-0743912
------------------------------    -----------------------   -------------------
      (State or other             (Commission File Number)   (I.R.S. Employer
jurisdiction of incorporation)                              Identification No.)

              13625 Technology Drive, Eden Prairie, Minnesota 55344 (Address of principal executive offices, including zip code)

                                 (952) 938-8080
              (Registrant's telephone number, including area code)
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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

ADC Telecommunications, Inc. has issued selected preliminary results of operations for the third quarter ending July 31, 2004. The Company's press release dated August 9, 2004 announcing these results is attached hereto as
Exhibit 99.1.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           ADC TELECOMMUNICATIONS, INC.
                                           (Registrant)



Date: August 9, 2004                       By: /s/ Mark P. Borman
                                           ------------------------------------
                                                   Mark P. Borman
                                                   Vice President and Treasurer
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                          ADC TELECOMMUNCIATIONS, INC.
                                 FORM 8-K REPORT

                                INDEX TO EXHIBITS

Exhibit No.                Description
-----------                -----------
     99.1                  Press Release dated August 9, 2004

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